UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2005

GATX Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8319	94-1661392

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 West Monroe Street
Chicago, Illinois		60661-3676

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 28, 2005, GATX Financial Corporation (GFC) issued a press release announcing that it is offering to purchase any and all of the outstanding principal amount of its 7 3/4% Notes due December 1, 2006 and 6 7/8% Notes due December 15, 2006.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro Forma Financial Information.

          Not applicable

     (c) Exhibits

          See Exhibit Index included herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX FINANCIAL
CORPORATION
———————————
(Registrant)

/s/ Robert C. Lyons
———————————
Robert C. Lyons
Vice-President, Chief Financial Officer
(Duly Authorized Officer)

Date: March 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of GATX Financial Corporation dated March 28, 2005.